UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 27, 2007

PAYMENT DATA SYSTEMS,INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-30152	98-0190072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 SAN PEDRO, SUITE 120, SAN ANTONIO, TEXAS	78216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(210) 249-4100

___________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2007, we entered into an Employment Agreement with Michael R. Long, our Chairman of the Board, Chief Executive Officer and Chief Financial Officer. The Agreement provides for base annual salaries of $190,000 for 2007, $300,000 for 2008 and $375,000 for 2009 and thereafter through December 31, 2011. In addition, Mr. Long will receive a bonus of $216,000 each November 1 during the term of the Agreement to be paid in cash or stock at our sole discretion. Upon execution of the Agreement, Mr. Long will receive cash of $15,000, 500,000 shares of common stock from our Employee Stock Plan, and 2,500,000 shares of restricted common stock that vests annually in increments of 500,000 shares beginning on February 28, 2009.

On February 27, 2007, we entered into an Employment Agreement with Louis A. Hoch, our Vice Chairman of the Board, President and Chief Operating Officer. The Agreement provides for annual base salaries of $175,000 for 2007, $275,000 for 2008 and $350,000 for 2009 and thereafter through December 31, 2011. In addition, Mr. Hoch will receive a bonus of $216,000 each November 1 during the term of the Agreement to be paid in cash or stock at our sole discretion. Upon execution of the Agreement, Mr. Hoch will receive cash of $15,000, 500,000 shares of common stock from our Employee Stock Plan, and 2,500,000 shares of restricted common stock that vests annually in increments of 500,000 shares beginning on February 28, 2009.

The foregoing description of  the  terms and conditions of the Employment Agreements is qualified  in  its  entirety  by,  and  made  subject  to,  the more  complete information set forth in the Employment Agreements between Payment Data Systems, Inc. and Michael R. Long and Louis A. Hoch, included on this Form 8-K as Exhibit 10.1 and 10.2, respectively, and incorporated  herein by  reference.

This report contains forward-looking  statements  that  involve  risks  and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend,"  "expect,"  "anticipate,"  "plan," and similar expressions to identify forward-looking  statements. You should  not  place  undue  reliance  on these forward-looking  statements.  Our  actual  results  could differ materially from those  anticipated  in the forward-looking statements for many reasons including our  ability  to  implement  our  business plan, our ability to raise additional funds and manage our substantial debts, consumer acceptance of our products, our ability  to  broaden  our  customer base, and other risks described in our reports filed with the Securities and Exchange Commission from time to time. Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels  of  activity,  performance  or achievements  may not meet these expectations. We do not intend to update any of the  forward-looking statements after the date of this document to conform these statements  to  actual  results  or  to  changes  in our expectations, except as required  by  law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.

DOCUMENT DESCRIPTION
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         10.1

Employment Agreement between the Company and Michael R. Long, dated February 27, 2007 (filed herewith).

         10.2

Employment Agreement between the Company and Louis A. Hoch, dated February 27, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Payment Data Systems, Inc.
Date	March 2, 2007
/s/ Michael R. Long
Michael R. Long
Chief Executive Officer